UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 1, 2011

Comdisco Holding Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-499-68	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 NORTH RIVER ROAD, SUITE 800 ROSEMONT, ILLINOIS	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 698-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 1, 2011, Comdisco Holding Company, Inc. (the “Company”) issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that its Board of Directors (the “Board”) has declared a cash dividend of $3.1273 per share on the outstanding shares of its common stock, payable on April 21, 2011 to common stockholders of record on April 11, 2011. The Company also announced that the Board has authorized a cash payment of $0.04985 per right on its contingent distribution rights (“CDRs”), payable on April 21, 2011 to CDR holders of record on April 11, 2011.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated April 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING
COMPANY, INC.

Dated: April 1, 2011	By:	/s/ Deborah L. Dompke
	Name:	Deborah L. Dompke
	Title:	Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated April 1, 2011